UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2015

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

    On May 14, 2015, ZBB Energy Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2015.  A copy of the press release is being furnished as Exhibit 99 to this Report on Form 8-K.

Item 8.01.	Other Events

    The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

 Exhibits

    The exhibits required to be furnished as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: May 14, 2015	By: /s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press release, dated May 14, 2015, issued by ZBB Energy Corporation, furnished herewith